Exhibit 99.1

SEGMENT REPORTING CHANGES
This document provides summary recast segment financial information for the nine months ended July 1, 2023, fiscal year 2022 and fiscal year 2021 to reflect the following changes (which have no impact on our historically reported net income or earnings per share):
Media and Entertainment Reorganization
In February 2023, the Company announced that, to restore creativity to the center of our business, we will reorganize our media and entertainment businesses, which have been previously reported in one segment, Disney Media and Entertainment Distribution. As a result of the reorganization, effective with the fourth quarter of fiscal 2023, the financial results of the media and entertainment businesses will be reported in two segments, Entertainment and Sports, thereby providing increased transparency by giving incremental detail on our linear networks and sports businesses.
Consumer Products Revenue Share
Under our new segment financial reporting, the Entertainment segment will receive an intersegment allocation of revenues from the consumer products business, which is included in the Experiences segment (renamed from Disney Parks, Experiences and Products). This revenue allocation, which is now consistent with the approach taken prior to our last segment reporting changes in 2020, is meant to reflect royalties on merchandise licensing revenues generated on intellectual property (IP) created by the Entertainment segment, more consistent with certain of our industry peers and reflective of the value this IP brings to our consumer products business.

TABLE OF CONTENTS	Page
• Significant Operations and Major Revenue and Expense Categories by Segment	2 - 4
• Summary of Segment Reporting Changes	5 - 6
• Summary Recast Quarterly Segment Results for the nine months ended July 1, 2023 and fiscal year 2022	7 - 14

SIGNIFICANT OPERATIONS AND MAJOR REVENUE AND EXPENSE CATEGORIES BY SEGMENT
Entertainment
The Entertainment segment generally encompasses the Company’s non-sports focused global film, television and direct-to-consumer (DTC) video streaming content production and distribution activities.
The significant lines of business within Entertainment are as follows:
•Linear Networks
◦Domestic: ABC Television Network (ABC Network); Disney, Freeform, FX and National Geographic (owned 73% by the Company) branded television channels; and eight owned ABC television stations
◦International: Disney, Fox (will rebranded in fiscal 2024), FX, National Geographic (owned 73% by the Company) and Star branded general entertainment television networks outside of the U.S.
◦A 50% equity investment in A+E Television Networks (A+E), which operates cable channels including A&E, HISTORY and Lifetime
•Direct-to-Consumer includes the following DTC services:
◦Disney+ (including Star+ in Latin America, which includes general entertainment and sports programming)
◦Hulu (owned 67% by the Company and 33% by NBC Universal)
◦Disney+ Hotstar, which includes general entertainment and sports programming
•Content Sales/Licensing
◦Sale/licensing of film and television content to third-party television and subscription/advertising video-on-demand (TV/SVOD) services
◦Theatrical distribution
◦Staging and licensing of live entertainment events on Broadway and around the world
◦Home entertainment distribution: DVD and Blu-ray discs, electronic home video licenses and video-on-demand (VOD) rentals
◦Intersegment allocation of revenues from the Experiences segment, which is meant to reflect royalties on consumer products merchandise licensing revenues generated on intellectual property (“IP”) created by the Entertainment segment
◦Music distribution
◦Post-production services by Industrial Light & Magic and Skywalker Sound
Entertainment also includes the following activities that are reported with Content Sales/Licensing:
◦National Geographic magazine and online business
◦A 30% ownership interest in Tata Play Limited, which operates a direct-to-home satellite distribution platform in India
The significant revenues of Entertainment are as follows:
•Affiliate Fees - Fees charged to multi-channel video programming distributors (i.e. cable, satellite, telecommunications and digital over-the-top (e.g. YouTube TV) service providers) (MVPDs) for the right to deliver our programming to their customers. Linear Networks also generates revenues from fees charged to television stations affiliated with ABC Network.
•Subscription Fees - Fees charged to customers/subscribers for our DTC streaming services
•Advertising - Sales of advertising time/space
•TV/SVOD distribution - Licensing fees and other revenue for the right to use our film and television content
•Theatrical distribution - Rentals from licensing our film productions to theaters
•Home entertainment distribution - Sales and rentals of our film and television content to retailers and through distributors
•Other revenue - Revenues from licensing our music, ticket sales from stage play performances, fees from licensing our IP for use in stage plays, sales of post-production services and the allocation of consumer products merchandise licensing revenues

The significant expenses of Entertainment are as follows:
•Operating expenses, consisting primarily of programming and production costs, technical support costs, operating labor, distribution costs and costs of sales. Programming and production costs include the following:
◦Amortization of capitalized production costs
◦Amortization of licensed programming rights
◦Subscriber-based fees for programming our Hulu Live service, including fees paid by Hulu to the Sports segment and other Entertainment segment businesses for the right to air their linear networks on Hulu Live
◦Production costs related to live programming (primarily news)
◦Amortization of participations and residual obligations
◦Fees paid to the Sports segment to program ESPN on ABC and certain sports content on Star+
•Selling, general and administrative costs, including marketing costs
•Depreciation and amortization
Sports
The Sports segment generally encompasses the Company’s sports-focused global television and DTC video streaming content production and distribution activities.
The significant lines of business within Sports are as follows:
•ESPN (generally owned 80% by the Company)
◦Domestic:
▪Eight ESPN branded television channels
▪ESPN on ABC (sports programmed on the ABC Network by ESPN)
▪ESPN+ DTC video streaming service
◦International: ESPN branded channels outside of the U.S.
•Star: Star-branded sports channels in India
The significant revenues of Sports are as follows:
•Affiliate Fees
•Advertising
•Subscription Fees
•Other revenue - Fees from the following activities: pay-per-view events on ESPN+, programming ESPN on ABC, sub-licensing of sports rights, and licensing the ESPN brand
The significant expenses of Sports are as follows:
•Operating expenses, consisting primarily of programming and production costs, technical support costs, operating labor and distribution costs. Programming and production costs include amortization of licensed sports rights and production costs related to live sports and other sports-related programming.
•Selling, general and administrative costs, including marketing costs
•Depreciation and amortization
Experiences
The significant lines of business within Experiences are as follows:
•Parks & Experiences:
◦Domestic:
▪Theme parks and resorts:
•Walt Disney World Resort in Florida
•Disneyland Resort in California
▪Various other lines of business including: Disney Cruise Line, Disney Vacation Club, National Geographic Expeditions (owned 73% by the Company), Adventures by Disney and Aulani, a Disney Resort & Spa in Hawaii

◦International:
▪Theme parks and resorts:
•Disneyland Paris
•Hong Kong Disneyland Resort (48% ownership interest and consolidated in our financial results)
•Shanghai Disney Resort (43% ownership interest and consolidated in our financial results)
•In addition, the Company licenses its IP to a third party to operate Tokyo Disney Resort
•Consumer Products:
◦Licensing of our trade names, characters, visual, literary and other IP to various manufacturers, game developers, publishers and retailers throughout the world, for use on merchandise, published materials and games
◦Sale of branded merchandise through retail, online and wholesale businesses, and development and publishing of books, comic books and magazines (except National Geographic magazine, which is reported in Entertainment)
The significant revenues of Experiences are as follows:
•Theme park admissions - Sales of tickets for admission to our theme parks and for premium access to certain attractions (e.g. Genie+ and Lightning Lane)
•Parks & Experiences merchandise, food and beverage - Sales of merchandise, food and beverages at our theme parks and resorts and cruise ships
•Resorts and vacations - Sales of room nights at hotels, sales of cruise and other vacations and sales and rentals of vacation club properties
•Merchandise licensing and retail:
◦Merchandise licensing - Royalties from licensing our IP for use on consumer goods
◦Retail - Sales of merchandise at internet shopping sites generally branded shopDisney and at The Disney Store, as well as to wholesalers (including books, comic books and magazines)
•Parks licensing and other - Revenues from sponsorships and co-branding opportunities, real estate rent and sales and royalties on Tokyo Disney Resort revenues
The significant expenses of Experiences are as follows:
•Operating expenses, consisting primarily of operating labor, costs of goods sold, infrastructure costs, supplies, commissions and entertainment offerings. Infrastructure costs include technology support costs, repairs and maintenance, property taxes, utilities and fuel, retail occupancy costs, insurance and transportation
•Selling, general and administrative costs, including marketing costs
•Depreciation and amortization
Eliminations
To reconcile segment revenues to total Company revenues, we eliminate certain transactions between the Sports segment and Entertainment segment and between Entertainment segment businesses, which reflect the following:
•Fees paid by Hulu to the Sports segment and other Entertainment segment businesses for the right to air their linear networks on Hulu Live
•Fees paid by the Entertainment segment to the Sports segment to program ESPN on ABC and certain sports content on Star+

SUMMARY OF SEGMENT REPORTING CHANGES
The following tables present reconciliations of previously reported segment results to the recast segment results reflecting (1) the reorganization of media and entertainment businesses into the Entertainment and Sports segments and (2) an intersegment allocation of revenues from consumer products.
The reconciliation of previously reported segment results for the nine months ended July 1, 2023 to the recast segment results for the nine months ended July 1, 2023 is as follows:

(unaudited; in millions)	As Originally Reported	Reorganization of Media and Entertainment Businesses	Intersegment Allocation of Revenue from Consumer Products	Eliminations	As Recast
Revenues:
Entertainment(1)
Linear Networks	$20,608	$(11,535)	$—	$—	$9,073
Direct-to-Consumer	16,346	(1,496)	—	—	14,850
Content Sales/Licensing and Other	6,739	—	449	—	7,188
Eliminations	(874)	—	—	874	—
Entertainment(1)	42,819	(13,031)	449	874	31,111
Sports	—	13,031	—	170	13,201
Experiences(2)	24,838	—	(449)	—	24,389
Eliminations	—	—	—	(1,044)	(1,044)

Segment operating income (loss):
Entertainment(1)
Linear Networks	$4,972	$(1,658)	$—	$—	$3,314
Direct-to-Consumer	(2,224)	148	—	—	(2,076)
Content Sales/Licensing and Other	(505)	26	449	—	(30)
Entertainment(1)	2,243	(1,484)	449	—	1,208
Sports	—	1,484	—	—	1,484
Experiences(2)	7,644	—	(449)	—	7,195
(1)Originally reported as Disney Media and Entertainment Distribution
(2)Originally reported as Disney Parks, Experiences and Products

The reconciliation of previously reported segment results for fiscal year 2022 to the recast segment results for fiscal year 2022 is as follows:

(unaudited; in millions)	As Originally Reported	Reorganization of Media and Entertainment Businesses	Intersegment Allocation of Revenue from Consumer Products	Eliminations	As Recast
Revenues:
Entertainment(1)
Linear Networks	$28,346	$(15,518)	$—	$—	$12,828
Direct-to-Consumer	19,558	(1,583)	—	—	17,975
Content Sales/Licensing and Other	8,146	—	620	—	8,766
Eliminations	(1,010)	—	—	1,010	—
Entertainment(1)	55,040	(17,101)	620	1,010	39,569
Sports	—	17,101	—	169	17,270
Experiences(2)	28,705	—	(620)	—	28,085
Eliminations	—	—	—	(1,179)	(1,179)

Segment operating income (loss):
Entertainment(1)
Linear Networks	$8,518	$(3,320)	$—	$—	$5,198
Direct-to-Consumer	(4,015)	591	—	—	(3,424)
Content Sales/Licensing and Other	(287)	19	620	—	352
Entertainment(1)	4,216	(2,710)	620	—	2,126
Sports	—	2,710	—	—	2,710
Experiences(2)	7,905	—	(620)	—	7,285
(1)Originally reported as Disney Media and Entertainment Distribution
(2)Originally reported as Disney Parks, Experiences and Products
The reconciliation of previously reported segment results for fiscal year 2021 to the recast segment results for fiscal year 2021 is as follows:

(unaudited; in millions)	As Originally Reported	Reorganization of Media and Entertainment Businesses	Intersegment Allocation of Revenue from Consumer Products	Eliminations	As Recast
Revenues:
Entertainment(1)
Linear Networks	$28,093	$(14,577)	$—	$—	$13,516
Direct-to-Consumer	16,319	(1,283)	—	—	15,036
Content Sales/Licensing and Other	7,346	—	591	—	7,937
Eliminations	(892)	—	—	892	—
Entertainment(1)	50,866	(15,860)	591	892	36,489
Sports	—	15,860	—	100	15,960
Experiences(2)	16,552	—	(591)	—	15,961
Eliminations	—	—	—	(992)	(992)

Segment operating income (loss):
Entertainment(1)
Linear Networks	$8,407	$(3,136)	$—	$—	$5,271
Direct-to-Consumer	(1,679)	427	—	—	(1,252)
Content Sales/Licensing and Other	567	19	591	—	1,177
Entertainment(1)	7,295	(2,690)	591	—	5,196
Sports	—	2,690	—	—	2,690
Experiences(2)	471	—	(591)	—	(120)
(1)Originally reported as Disney Media and Entertainment Distribution
(2)Originally reported as Disney Parks, Experiences and Products

SUMMARY RECAST QUARTERLY SEGMENT RESULTS FOR THE NINE MONTHS ENDED JULY 1, 2023
The following is a summary of quarterly segment revenues and operating income (loss) presented under the new segment reporting structure for the nine months ended July 1, 2023:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Revenues:
Entertainment	$10,675	$10,309	$10,127	$31,111
Sports	4,640	4,226	4,335	13,201
Experiences	8,545	7,646	8,198	24,389
Eliminations	(348)	(366)	(330)	(1,044)

Segment operating income (loss):
Entertainment	$345	$455	$408	$1,208
Sports	(164)	794	854	1,484
Experiences	2,862	2,036	2,297	7,195
Entertainment
Revenue and operating income (loss) for the Entertainment segment are as follows:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Revenues:
Linear Networks	$3,202	$2,999	$2,872	$9,073
Direct-to-Consumer	4,822	4,983	5,045	14,850
Content Sales/Licensing and Other	2,651	2,327	2,210	7,188
	$10,675	$10,309	$10,127	$31,111

Operating income (loss):
Linear Networks	$1,330	$959	$1,025	$3,314
Direct-to-Consumer	(984)	(587)	(505)	(2,076)
Content Sales/Licensing and Other	(1)	83	(112)	(30)
	$345	$455	$408	$1,208
Operating results for Linear Networks are as follows:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Revenues:
Affiliate fees	$1,873	$1,925	$1,833	$5,631
Advertising	1,267	1,031	1,005	3,303
Other	62	43	34	139
Total revenues	3,202	2,999	2,872	9,073
Operating expenses	(1,462)	(1,515)	(1,331)	(4,308)
Selling, general, administrative and other	(591)	(672)	(677)	(1,940)
Depreciation and amortization	(12)	(12)	(15)	(39)
Equity in the income of investees	193	159	176	528
Operating income	$1,330	$959	$1,025	$3,314

Operating results for Direct-to-Consumer are as follows:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Revenues:
Subscription fees	$3,861	$4,225	$4,157	$12,243
Advertising	866	706	839	2,411
TV/SVOD distribution and other	95	52	49	196
Total revenues	4,822	4,983	5,045	14,850
Operating expenses	(4,623)	(4,530)	(4,490)	(13,643)
Selling, general, administrative and other	(1,087)	(955)	(991)	(3,033)
Depreciation and amortization	(96)	(85)	(69)	(250)
Operating loss	$(984)	$(587)	$(505)	$(2,076)
Operating results for Content Sales/Licensing and Other are as follows:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Revenues:
TV/SVOD distribution	$713	$790	$560	$2,063
Theatrical distribution	1,140	767	838	2,745
Home entertainment distribution	185	202	252	639
Other	613	568	560	1,741
Total revenues	2,651	2,327	2,210	7,188
Operating expenses	(1,850)	(1,612)	(1,469)	(4,931)
Selling, general, administrative and other	(722)	(550)	(752)	(2,024)
Depreciation and amortization	(80)	(83)	(99)	(262)
Equity in the income (loss) of investees	—	1	(2)	(1)
Operating income (loss)	$(1)	$83	$(112)	$(30)
Sports
Operating results for the Sports segment are as follows:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Revenues:
Affiliate fees	$2,653	$2,766	$2,633	$8,052
Advertising	1,262	781	1,153	3,196
Subscription fees	379	380	380	1,139
Other	346	299	169	814
Total revenues	4,640	4,226	4,335	13,201
Operating expenses	(4,501)	(3,072)	(3,164)	(10,737)
Selling, general, administrative and other	(296)	(357)	(312)	(965)
Depreciation and amortization	(10)	(19)	(25)	(54)
Equity in the income of investees	3	16	20	39
Operating income (loss)	$(164)	$794	$854	$1,484

The following table provides supplemental revenue and operating income (loss) detail for Sports:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Supplemental revenue detail
ESPN
Domestic	$4,049	$3,733	$3,708	$11,490
International	358	366	350	1,074
	4,407	4,099	4,058	12,564
Star (India)	233	127	277	637
	$4,640	$4,226	$4,335	$13,201

Supplemental operating income (loss) detail
ESPN
Domestic	$(41)	$858	$1,077	$1,894
International	3	19	(27)	(5)
	(38)	877	1,050	1,889
Star (India)	(129)	(99)	(216)	(444)
Equity in the income of investees	3	16	20	39
	$(164)	$794	$854	$1,484
Experiences
Operating results for the Experiences segment are as follows:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Revenues:
Theme park admissions	$2,641	$2,428	$2,731	$7,800
Parks & Experiences merchandise, food and beverage	1,980	1,903	1,963	5,846
Resorts and vacations	1,980	1,949	1,990	5,919
Merchandise licensing and retail	1,355	881	1,010	3,246
Parks licensing and other	589	485	504	1,578
Total revenues	8,545	7,646	8,198	24,389
Operating expenses	(4,139)	(4,106)	(4,279)	(12,524)
Selling, general, administrative and other	(899)	(853)	(900)	(2,652)
Depreciation and amortization	(643)	(651)	(722)	(2,016)
Equity in the income (loss) of investees	(2)	—	—	(2)
Operating income	$2,862	$2,036	$2,297	$7,195

The following table provides supplemental revenue and operating income detail for Experiences:

	Quarter Ended			Nine Months Ended July 1, 2023
(unaudited; in millions)	Dec. 31, 2022	April 1, 2023	July 1, 2023
Supplemental revenue detail
Parks & Experiences
Domestic	$6,072	$5,572	$5,649	$17,293
International	1,094	1,184	1,532	3,810
Consumer Products	1,379	890	1,017	3,286
	$8,545	$7,646	$8,198	$24,389

Supplemental operating income detail
Parks & Experiences
Domestic	$2,113	$1,519	$1,436	$5,068
International	79	156	428	663
Consumer Products	670	361	433	1,464
	$2,862	$2,036	$2,297	$7,195
SUMMARY RECAST FISCAL 2022 QUARTERLY SEGMENT RESULTS
The following is a summary of quarterly fiscal 2022 segment revenues and operating income (loss) presented under the new segment reporting structure:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Revenues:
Entertainment	$10,348	$9,890	$10,037	$9,294	$39,569
Sports	4,678	4,215	4,477	3,900	17,270
Experiences	7,082	6,505	7,245	7,253	28,085
Eliminations	(289)	(338)	(255)	(297)	(1,179)

Segment operating income (loss):
Entertainment	$1,273	$880	$581	$(608)	$2,126
Sports	(313)	1,211	949	863	2,710
Experiences	2,298	1,608	2,037	1,342	7,285

Entertainment
Revenue and operating income (loss) for the Entertainment segment are as follows:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Revenues:
Linear Networks	$3,440	$3,368	$3,128	$2,892	$12,828
Direct-to-Consumer	4,323	4,509	4,649	4,494	17,975
Content Sales/Licensing and Other	2,585	2,013	2,260	1,908	8,766
	$10,348	$9,890	$10,037	$9,294	$39,569

Operating income (loss):
Linear Networks	$1,604	$1,388	$1,400	$806	$5,198
Direct-to-Consumer	(388)	(683)	(947)	(1,406)	(3,424)
Content Sales/Licensing and Other	57	175	128	(8)	352
	$1,273	$880	$581	$(608)	$2,126
Operating results for Linear Networks are as follows:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Revenues:
Affiliate fees	$1,937	$2,063	$1,915	$1,824	$7,739
Advertising	1,421	1,261	1,162	1,033	4,877
Other	82	44	51	35	212
Total revenues	3,440	3,368	3,128	2,892	12,828
Operating expenses	(1,499)	(1,533)	(1,342)	(1,403)	(5,777)
Selling, general, administrative and other	(560)	(638)	(574)	(799)	(2,571)
Depreciation and amortization	(16)	(15)	(18)	(16)	(65)
Equity in the income of investees	239	206	206	132	783
Operating income	$1,604	$1,388	$1,400	$806	$5,198
Operating results for Direct-to-Consumer are as follows:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Revenues:
Subscription fees	$3,348	$3,614	$3,608	$3,608	$14,178
Advertising	947	858	991	818	3,614
TV/SVOD distribution and other	28	37	50	68	183
Total revenues	4,323	4,509	4,649	4,494	17,975
Operating expenses	(3,439)	(3,897)	(4,086)	(4,219)	(15,641)
Selling, general, administrative and other	(1,189)	(1,200)	(1,425)	(1,581)	(5,395)
Depreciation and amortization	(83)	(95)	(85)	(100)	(363)
Operating loss	$(388)	$(683)	$(947)	$(1,406)	$(3,424)

Operating results for Content Sales/Licensing and Other are as follows:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Revenues:
TV/SVOD distribution	$1,106	$906	$883	$625	$3,520
Theatrical distribution	529	224	620	502	1,875
Home entertainment distribution	385	305	201	192	1,083
Other	565	578	556	589	2,288
Total revenues	2,585	2,013	2,260	1,908	8,766
Operating expenses	(1,629)	(1,228)	(1,415)	(1,236)	(5,508)
Selling, general, administrative and other	(833)	(533)	(643)	(601)	(2,610)
Depreciation and amortization	(69)	(74)	(76)	(77)	(296)
Equity in the income (loss) of investees	3	(3)	2	(2)	—
Operating income (loss)	$57	$175	$128	$(8)	$352
Sports
Operating results for the Sports segment are as follows:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Revenues:
Affiliate fees	$2,678	$2,804	$2,670	$2,644	$10,796
Advertising	1,451	855	1,335	729	4,370
Subscription fees	250	273	281	309	1,113
Other	299	283	191	218	991
Total revenues	4,678	4,215	4,477	3,900	17,270
Operating expenses	(4,681)	(2,633)	(3,205)	(2,565)	(13,084)
Selling, general, administrative and other	(288)	(362)	(325)	(466)	(1,441)
Depreciation and amortization	(25)	(24)	(20)	(21)	(90)
Equity in the income of investees	3	15	22	15	55
Operating income (loss)	$(313)	$1,211	$949	$863	$2,710

The following table provides supplemental revenue and operating income (loss) detail for Sports:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Supplemental revenue detail
ESPN
Domestic	$3,944	$3,629	$3,636	$3,427	$14,636
International	352	363	362	357	1,434
	4,296	3,992	3,998	3,784	16,070
Star (India)	382	223	479	116	1,200
	$4,678	$4,215	$4,477	$3,900	$17,270

Supplemental operating income (loss) detail
ESPN
Domestic	$(286)	$1,230	$1,020	$850	$2,814
International	78	20	(1)	(19)	78
	(208)	1,250	1,019	831	2,892
Star (India)	(108)	(54)	(92)	17	(237)
Equity in the income of investees	3	15	22	15	55
	$(313)	$1,211	$949	$863	$2,710
Experiences
Operating results for the Experiences segment are as follows:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Revenues:
Theme park admissions	$2,152	$1,973	$2,312	$2,165	$8,602
Parks & Experiences merchandise, food and beverage	1,626	1,515	1,688	1,750	6,579
Resorts and vacations	1,445	1,451	1,805	1,709	6,410
Merchandise licensing and retail	1,411	1,017	1,026	1,155	4,609
Parks licensing and other	448	549	414	474	1,885
Total revenues	7,082	6,505	7,245	7,253	28,085
Operating expenses	(3,451)	(3,485)	(3,729)	(4,271)	(14,936)
Selling, general, administrative and other	(737)	(809)	(855)	(1,002)	(3,403)
Depreciation and amortization	(593)	(598)	(622)	(638)	(2,451)
Equity in the loss of investees	(3)	(5)	(2)	—	(10)
Operating income	$2,298	$1,608	$2,037	$1,342	$7,285

The following table provides supplemental revenue and operating income (loss) detail for Experiences:

	Quarter Ended				Year Ended Oct. 1, 2022
(unaudited; in millions)	Jan. 1, 2022	April 2, 2022	July 2, 2022	October 1, 2022
Supplemental revenue detail
Parks & Experiences
Domestic	$4,800	$4,898	$5,423	$5,010	$20,131
International	861	574	788	1,074	3,297
Consumer Products	1,421	1,033	1,034	1,169	4,657
	$7,082	$6,505	$7,245	$7,253	$28,085

Supplemental operating income (loss) detail
Parks & Experiences
Domestic	$1,555	$1,385	$1,651	$741	$5,332
International	21	(268)	(64)	74	(237)
Consumer Products	722	491	450	527	$2,190
	$2,298	$1,608	$2,037	$1,342	$7,285